1     Hanesbrands FAQs    Updated February 10, 2017 – New or updated information is in red    Current Period – related FAQs    Q:  Why was your Q4 Cash Flow from Operations below your guidance?  A:  Our Q4 Cash Flow from Operations was below our guidance due to lower sales (relative to our Q4 guidance), which  cascaded through the Income Statement and the Balance Sheet.  Our 2016 guidance for Cash Flow from Operations  implied, at the mid‐point, an estimate of approximately $575 million for Q4, which assumed roughly $250 million of  GAAP Net Income/Non‐cash items and about $325 million of Working Capital/Other.  Our actual Cash Flow from  Operations in Q4 was about $397 million, which was approximately $178 million below our estimate at the mid‐point.   With respect to GAAP Net Income/Non‐cash items, our actual Q4 results were roughly $202 million, which was  approximately $48 million lower than expected due to: (1) profit on the missed sales (the vast majority of the delta);  and (2) lower stock compensation expense (i.e. a smaller add‐back on the cash flow statement relative to our  estimate).  With respect to Working Capital/Other, our actual Q4 results were roughly $195 million, which was  approximately $130 million lower than expected.  The difference was essentially evenly split across four items: (1)  A/R, as sales in Q4 came later in the quarter than expected; (2) Inventory, due to the sales miss, which was partially  offset by additional inventory‐related actions (such as reduced purchases of raw materials, a longer time out period  at our factories around the holidays); (3) A/P, as this was lower than expected due to some of the actions we took to  offset inventory (i.e. lower raw material purchases); and, (4) Accruals, due to timing differences relative to our initial  expectations.      Q:  What is factored into your guidance for 2017?  A:  While there are many items that are factored into our guidance, a few of the key assumptions are: (1) We expect our  online revenue, across all channels, to grow at a double‐digit rate; (2) We are taking a prudent approach to the U.S.  brick‐and‐mortar channel by assuming some additional store closings and further inventory tightening driven by the  continued consumer shift to online; (3) We are assuming Innerwear revenue will be essentially flat compared to last  year as innovation‐driven share gain opportunity is tempered by the store closing and tighter inventory management  pressures in the U.S. brick‐and‐mortar channel; (4) We are assuming modest revenue growth in Activewear compared  to last year as we anniversary bankruptcies in the U.S. sporting goods channel, benefit from Champion growth  initiatives and expand distribution in our licensed sports apparel business; (5) Contributions from acquisition wraps of  approximately $420 ‐ $430 million of revenue, of which approximately $410 million is expected in the first half  (slightly weighted to the second quarter), and approximately $25 million of adjusted operating profit, excluding  synergies and pretax acquisition and integration‐related charges; (6) Pretax acquisition and integration‐related  charges of approximately $80 ‐ $90 million; (7) An assumption of organic revenue growth of roughly flat to +2%; (8)  Approximately $15 million of acquisition synergies; and, (9) A foreign currency headwind of approximately $30 – $40  million to revenue and approximately $3 ‐ $4 million to operating profit, which is expected to be more heavily  weighted to the second half of this year due to the second‐half timing of acquisitions in 2016.    Per our February 2, 2017 earnings press release, we provided first quarter guidance.  Our guidance for GAAP EPS from  continuing operations is $0.21 to $0.24 and our guidance for adjusted EPS from continuing operations, which excludes  pretax acquisition and integration‐related expenses, is $0.27 to $0.29.  We expect total net sales growth in the first  quarter as a result of acquisition‐driven International gains as well as Activewear growth.  Organic sales are expected  to decline in the first quarter as a result of: (1) lower Innerwear sales affected by the retail climate of store closings  and tighter inventory management by retailers; and (2) the exits from our domestic catalog business and noncore  offerings in our outlet stores.

2     Q:  Given the current pressures in the U.S. brick‐and‐mortar retail channel, what gives you confidence in your ability to  grow revenue, earnings per share and cash flow from operations in 2017?  A:  Our confidence to grow revenue, earnings per share and cash flow from operations is driven by: (1) Our strategy to  aggressively drive our online business; (2) Our strong underlying business fundamentals; and, (3) Our return‐centric  approach to deploying our strong cash flow.  With respect to our online strategy, we are continuing to step‐up  investments to drive further growth of our online revenue both domestically and internationally.  For example, we are  broadening our product assortments across all channels and our media spending is forecast to be over 50% digital,  which compares to roughly 30% only two years ago.  We hold leading shares in our categories online.  In 2016, our  domestic online revenue growth, across all channels, accelerated in each quarter and consistently outpaced growth in  the online apparel category.  With respect to our underlying business fundamentals, in Innerwear our brands remain  strong and we continue to gain market share as our Basics revenue was roughly flat in 2016, which compared to a  low‐single digit decline in the Basics category.  Our FreshIQ odor‐control innovation is performing well.  While still  early, on a like‐for‐like basis, retailers experienced an uptick in point‐of‐sale trends with our FreshIQ products when  compared to our prior offerings.  In Activewear, we are well positioned to return to revenue growth as we anniversary  bankruptcies in the U.S. sporting goods channel, benefit from Champion growth initiatives and expand distribution in  our licensed sports apparel business.  Our International business is now roughly 30% of our total revenue and  growing.  And our acquisition platform continues to deliver incremental growth as well as synergy benefits.  With  respect to deploying our cash flow, our business model generates a significant amount of cash flow each year and we  have a disciplined, return‐centric approach to deploying our cash through a mix of acquisitions, dividends and share  repurchases.  For 2017, we have increased our dividend by 36% and we anticipate spending roughly $300 million to  repurchase shares.  We have a demonstrated track record of effectively deploying our cash to generate long‐term  returns for our shareholders.  Including our assumptions for 2017, over the past five years we will have made over $2  billion in acquisitions, paid over $700 million in dividends and bought back over $1 billion of stock.  All of this  underscores the power of our multi‐faceted business model to deliver growth and strong shareholder returns,  irrespective of the end market environment.    With respect to our 2017 organic growth outlook of flat to 2% growth, it includes the following assumptions:  (1)  Modest growth in our Activewear segment driven by the anniversary of U.S. sporting goods bankruptcies, continued  momentum of Champion in the mass channel and growth in our Licensed Sports Apparel business; (2) Modest organic  growth (constant currency) in our International segment driven by continued growth in Asia and growth from Hanes  Australasia (Pacific Brands) and Champion Europe in the second half of 2017 as we anniversary these acquisitions –  this growth will be partially offset by our assumption of roughly $30‐$40 million of F/X headwinds; (3) Roughly flat  revenue in our Innerwear segment, which assumes continued online growth in the U.S. is offset by pressures from  store closings and tighter inventory management within the brick‐and‐mortar channel; and (4) a slight decline in our  DTC business, weighted to the first‐half, driven by the exits of our domestic catalog business and noncore offerings in  our outlet stores.    Q:  Can you provide any insights to your 2017 Cash Flow from Operations guidance?  A:  The mid‐point of our 2017 Cash Flow from Operations guidance is $675 million.  Looking at the key components, it  includes: (1) GAAP Net Income of approximately $650 million (mid‐point of our guidance); (2) Non‐cash items (D&A,  stock comp, amortization of debt issuance costs) of roughly $150 million; and, (3) Working Capital use of about $125  million, which is essentially evenly split between two areas: (A) A/R, Inventory and A/P as slight sales growth and an  increased mix of international sales drives a slight use in A/R and continued in‐sourcing of production from  acquisitions drives a use from Inventory and A/P; and (B) Accruals, which is driven by lower acquisition and  integration‐related expenses (i.e. there are more expenses rolling off the balance sheet than are being added) as well  as the cash payments of prior‐year accrued acquisition and integration expenses (namely accrued severance charges  from our acquisition of Hanes Europe).  On a normalized basis, which excludes the impact from future acquisitions  and factors in the remaining acquisition synergies, the conclusion of acquisition and integration expenses and an  assumption of minimal working capital use (driven by an assumption of flat to slight organic growth), our Cash Flow  from Operations is estimated to be over $900 million annually.

3     Q:  What are the key factors that separate the low‐end and the high‐end of your guidance range?  A:  The key factors that would drive to the low‐end of our guidance range are greater pressure from store closings and  retail inventory tightening in the U.S. brick‐and‐mortar channel and greater pressure from foreign exchange rates.  The  key factors that would drive to the high‐end of our guidance range are stronger‐than‐expected growth in our online  business, less pressure from store closings and retail inventory management in the U.S. brick‐and‐mortar channel and  less pressure from foreign exchange rates.  Every 1% move in the U.S. Dollar impacts our revenue by approximately  $20 million and our operating profit by approximately $2 million.        Q:  You mentioned that your inventory at the end of the quarter declined approximately $132 million from last year but  your balance sheet indicates a small increase, can you explain the difference?  A:  Per GAAP accounting rules, our balance sheet is reflective of the last day of our quarter.  The reported inventory on our  balance sheet includes inventory from recently closed acquisitions in the amount of approximately $158 million at  year‐end.  Our base inventory as of year‐end 2016, which excludes these amounts, declined approximately $132 million  from the prior year.          Q:  How much did acquisitions contribute to the revenue and adjusted operating profit results?  A:  For the fourth quarter, acquisitions contributed approximately $243 million in revenue and approximately $33 million  in adjusted operating profit, which excludes synergies as well as pretax acquisition and integration‐related charges.   For full‐year 2016, acquisitions contributed approximately $456 million in revenue and approximately $48 million in  adjusted operating profit, which excludes synergies as well as pretax acquisition and integration‐related charges.        Q:  How big is the online channel for Hanesbrands and are you focused on driving growth in this channel?  A:  Our U.S. online sales represent roughly 8% of our full‐year 2016 and roughly 11% of our fourth quarter 2016 total  domestic sales across the online sites of traditional retailers, online pure‐plays as well as our own websites.  Over the  past several years we have aggressively focused and dedicated numerous people and resources to drive our online  business both domestically and internationally, and we have seen great success.  For example, our domestic online  revenue growth, across all channels, accelerated in each quarter during 2016 and consistently outpaced growth in  the online apparel category.  One of the largest online pure‐plays is now our 5th largest customer.        Q:  How have your acquisition and integration‐related charges progressed?  A:  As expected, our acquisition and integration‐related charges declined to approximately $186 million in 2016 from  roughly $266 million in 2015.  We expect these charges, absent any new acquisitions, to continue to decline in 2017  and this is reflected in our guidance of approximately $80‐$90 million.  Absent any new acquisitions, we would expect  our acquisition and integration‐related charges to decline again in 2018 and essentially be completed by 2019.        Q:  Can you provide an annualized outlook for Pacific Brands and Champion Europe?  A:  At the time of acquisition, on an annual basis, excluding any potential synergies and pretax charges, we expected  Champion Europe and Pacific Brands to contribute approximately $800 million in sales and approximately $70 million  in adjusted operating profit.

4     Q:  Do you believe a high‐single digit to low double‐digit tax rate is sustainable?  A:  Yes.  Assuming no changes to various global tax laws, we believe a high‐single digit to low double‐digit tax rate is  sustainable for many years to come.  Our tax rate is the by‐product of our global business model.  We do not use artificial  tax management, such as inversions or earnings stripping.  Our accounting and tax strategies are sound.  In fact, we  were recently audited by the IRS (see our third quarter 2015 Form 10Q) and the audit was closed with no adjustments.              Q:  Have your thoughts on capital allocation changed?      A:  There is no change to our strategy.  Our capital allocation strategy is to effectively deploy our significant, consistent  cash flow to generate the best long‐term returns for our shareholders.  Over time, our goal is for our net debt‐to‐ EBITDA to be in a range of 2 to 3 times.  Our strategy is to use our cash flow to fund capital investments and our  dividend, use debt for acquisitions and use excess free cash flow, which is defined as cash from operations less  capital expenditures and dividends, to repurchase stock.          Q: Will your capital expenditures increase significantly as a result of your acquisition strategy?  A:  With acquisitions, as the size of our business, profit and cash flows increases, so should the absolute level of our  capital spending.  Although our spending on capital expenditures has and is expected to continue to fluctuate year to  year, we expect our capital expenditures to average around 1.75% of sales going forward, which is in‐line with our  historical average, and over time should roughly equal depreciation.  Spending at this level should allow our global  supply chain to remain competitive while also handling the increased capacity needs for growth and our acquisition  strategy.      Q:  How does a change in currency exchange rates impact your financial results?  A: Changes in exchange rates between the U.S. Dollar and other currencies can impact our financial results in two ways;  a translation impact and a transaction impact.  The translation impact refers to the impact that changes in  exchange rates can have on our published financial results.  Similar to many multi‐national corporations that publish  financial results in U.S. Dollars, our revenue and profit earned in local foreign currencies is translated back into U.S.  Dollars using an average exchange rate over the representative period.  A period of strengthening in the U.S. Dollar  results in a negative impact to our published financial results (because it would take more units of a local currency to  convert into a dollar).  The opposite is true during a period of weakening in the U.S. Dollar.  Our biggest foreign  currency exposure is the euro.  The transaction impact on financial results is common for apparel companies that  source goods because these goods are purchased in U.S. Dollars.  The transaction impact from a strengthening dollar  would be negative to our financial results (because the U.S. Dollar‐based costs would convert into a higher amount of  local currency units, which means a higher local‐currency cost of goods, and in turn, a lower local‐currency gross  profit).  The transaction impact from exchange rates is typically recovered over time with price increases.  However,  during periods of rapid change in exchange rates; pricing is unable to change quickly enough.  In these situations, it  could make sense to hedge the exchange rate exposure in sourcing costs.

5     Pacific Brands‐related FAQs (all facts and figures are as of the time of the acquisition)    Q:  What is driving the value creation for the Pacific Brands acquisition?  A:  Pacific Brands squarely hits on all four of our acquisition criteria.  It’s in our core categories.  It provides complementary  revenue growth opportunities.  It is justifiable based solely on cost synergies and it’s quickly accretive.  The majority of  the expected value creation is from supply chain synergies.  Pacific Brands sources the vast majority of the products in its  Underwear segment and we see a significant synergy opportunity by plugging their Underwear business into the Asian  cluster of our company‐owned supply chain, especially in Vietnam.  But this opportunity goes beyond the typical 15‐20%  cost reduction we expect to achieve by in‐sourcing only their high volume styles.  Their products are very similar to our  Hanes Europe products, which means as we harmonize these products we’ll increase the total number of high volume  styles that can be brought in‐house.  In other words, this acquisition not only drives manufacturing synergies on its own,  it also creates incremental synergy benefits for prior acquisitions, which underscores the power of our company‐owned  supply chain.  The other factor driving the expected value creation is revenue growth.  Pacific Brands’ Underwear group  has been executing a strategy to drive profitable revenue growth by investing behind its brands, growing its retail  presence and expanding online.  This strategy is working as its Underwear segment sales over the past three years, from  the time of acquisition, have grown at a compound annual growth rate of roughly 7%.  As management continues to  drive its strategy and we layer on our innovation process, we see a long runway for mid‐to‐high single digit revenue  growth.    Q:  How should investors think about Pacific Brands’ business on a go‐forward basis and what is the expected financial  contribution of this acquisition within three years?    A:  At the time of the acquisition, Pacific Brands base business, which we define as their Underwear and Sheridan segments,  generated approximately AUD800 million (US$600 million) in annual sales with a high‐single digit operating margin.  As  we complement their growth strategy, strong brands and Australian design with our Innovate‐to‐Elevate strategy and  low‐cost global supply chain, we believe we can grow their base revenue at mid‐to‐high single digit rates while  increasing operating margins to the mid‐teens.  Over the next three years, once synergies are fully realized, we believe  Pacific Brands can annually contribute over AUD930 million in revenue and approximately AUD140 million in operating  profit, excluding acquisition and integration‐related charges(1).  Assuming an exchange rate of AUD1:US$0.76, this would  equate to over US$700 million in revenue and over US$100 million in operating profit, excluding acquisition and  integration‐related charges(1.  We expect this acquisition to deliver an after‐tax IRR in the mid‐teens.      Q:  Can you provide any insight into Pacific Brands?  A:  Pacific Brands is the leading underwear and intimate apparel company in Australia.   As of the time of acquisition, their  products were distributed through the wholesale channel (roughly 60% of sales), in‐store retail (roughly one‐third of  sales) and online retail (roughly 7% of sales).  They have a strong management team that like us, nurtures its brands and  uses a disciplined, consumer packaged goods approach to managing their business.  Historically, Pacific Brands was  much more diversified company.  Several years ago management embarked on a significant restructuring to streamline  the company down to its core Underwear and Sheridan business units.  Its Tontine pillow and Dunlop flooring businesses,  which account for roughly 12% of sales, fall well outside of Hanesbrands core categories and therefore, our intention is  to divest these within a year.  These two business operations are excluded from our long‐term projections and are  reported as discontinued operations after the acquisition closes.    Q:  Can you provide any insight into Pacific Brands Underwear segment?  A:  The Underwear segment, which accounts for the majority of Pacific Brands’ revenue and operating profit, is very similar  to us.  They have big, strong, iconic brands, including Bonds, which has more than a century of history.  With 90% brand  awareness and the #1 share of the underwear and socks markets, the Bonds brand is akin to the Hanes of Australia.  As a  company, Pacific Brands holds the #1 share position in men’s, women’s and kid’s underwear, as well as in bras, sports  bras, socks and hosiery.  They also hold the #2 market position in babywear (i.e. infant apparel) and casual clothing.   Their products are distributed across all channels with a growing presence in online and company‐owned retail.

6     Q:  What are your plans for the Sheridan business segment?  A:  The Sheridan brand has nearly 50 years of history and its products include premium linens, towels, loungewear and  recently launched babywear.  Sheridan holds the #1 market position in its main categories, its infrastructure is highly  integrated with the Underwear group and its products are primarily distributed through high‐end department store  concessions and branded stores.  With Sheridan’s strong brand position and its entrance into loungewear and babywear,  we believe this segment has attractive growth and profitability characteristics.        Champion Europe‐related FAQs (all facts and figures are as of the time of the acquisition)    Q:  What is the rationale and expected return for this acquisition?  A:  The rationale for all of our acquisitions is to generate long‐term shareholder returns by applying our proven ‘Sell More’  and ‘Spend Less’ strategies to newly acquired businesses to create substantial multi‐year synergies.  Champion Europe  squarely hits on all four of our acquisition criteria.  It’s in our core categories.  It provides complementary revenue growth  opportunities.  It is justifiable based solely on cost synergies and it’s quickly accretive.  This acquisition is expected to  deliver an after‐tax IRR in the low‐to‐mid teens.    Q:  What are some of the global growth initiatives for Champion?  A:  By unifying the Champion brand globally, we have significant opportunities to grow revenue by expanding our  distribution across product lines, across channels and across geographies.  In the U.S., we’ve developed a very broad  product line under Champion that spans from mass price points all the way up to the higher‐priced sporting goods and  department store channels.  We can now take this broad product line and sell it into Europe, Japan, Australia, and other  international markets.  As we build scale by expanding Champion’s distribution worldwide, we expect to be able to  leverage global product design as well as our low‐cost supply chain to further reduce costs and ultimately improve our  operating margins.  With this acquisition, we now sell Champion products on five continents and have approximately  $1.2 billion in Champion revenue worldwide.  We believe our Champion revenue can increase at high single‐digit to low  double‐digit rates and could approach $2 billion within five to six years.    Q:  Can you provide any insight into Champion Europe’s current financial performance?  A:  At the time of acquisition, Champion Europe expected full‐year 2016 net sales of more than €190 million, EBITDA,  excluding charges, of approximately €20 million, and operating profit, excluding charges, of approximately €15.      Q:  What is the expected financial contribution of the Champion Europe acquisition within three years?    A:  Over the next three years, excluding the broader global Champion growth opportunities, we believe Champion Europe’s  stand‐alone operations can increase revenue from more than €190 million to well over €250 million.  Through a  combination of supply chain synergies and revenue growth, we believe Champion Europe’s stand‐alone operations, over  the next three years, can increase operating profit, excluding acquisition and integration‐related charges(1), from roughly  €15 million to well over €25 million.    Q:  Can you provide any insight into Champion Europe’s business operations?  A:  Champion Europe owns the trademark rights for the Champion brand in Europe, the Middle East and Africa.  The  Company, which is based in Italy, designs, sources and sells Champion athletic apparel and accessories wholesale to  retailers and directly to consumers via roughly 130 company‐owned stores.  The vast majority of Champion Europe’s  revenue is in Italy and Greece.  With respect to its merchandise mix, based on FY15 revenue, roughly 40% was men’s  apparel, roughly 30% was women’s apparel, roughly 20% was youth and toddler apparel and the remainder was  accessories.

7     Q:  Will Champion Europe be integrated into Hanes Europe Innerwear?  A:  No.  We run Innerwear and Activewear separately in the U.S. and we will do the same in Europe.  There are no real  synergies to be gained by integrating these two businesses.  Champion Europe will be integrated into our global supply  chain but it will be run as part of the global Champion Activewear business.        (1) We currently estimate the total, combined acquisition and integration costs for Champion Europe and Pacific Brands to  be less than $100 million.    # # #  Charges for Actions and Reconciliation to GAAP Measures  To supplement our financial guidance prepared in accordance with generally accepted accounting principles, we provide  quarterly and full‐year results and guidance concerning certain non‐GAAP financial measures, including adjusted EPS,  adjusted net income, adjusted operating profit (and margin), adjusted SG&A, adjusted gross profit (and margin) and  EBITDA.     Adjusted EPS is defined as diluted EPS excluding actions and the tax effect on actions. Adjusted net income is defined as net  income excluding actions and the tax effect on actions. Adjusted operating profit is defined as operating profit excluding  actions. Adjusted gross profit is defined as gross profit excluding actions. Adjusted SG&A is defined as selling, general and  administrative expenses excluding actions. EBITDA is defined as earnings before interest, taxes, depreciation and  amortization.     Actions during the periods presented include adjustments for acquisition and integration costs, foundational costs and  other costs. Acquisition and integration costs include adjustments directly related to completed acquisitions and their  integration. These costs include legal fees, consulting fees, bank fees, severance costs, certain purchase accounting items,  facility closures, inventory write‐offs, information technology integration costs, and similar charges. These costs also  include adjustments for acquisition‐related currency transactions during the period to remove the effect of foreign  exchange gains from financing activities related to these acquisitions. Foundational costs are expenses associated with  building and realigning enterprise‐wide infrastructure to support global growth and future acquisitions, primarily consisting  of information technology spending. All foundational costs were completed in 2015. Other costs relate to other items not  included in the aforementioned categories, primarily consisting of noncash items related to the exit of the commercial  sales organization in the China market in 2015. While these costs are not operational in nature and are not expected to  continue for any singular transaction on an ongoing basis, similar types of costs, expenses and charges have occurred in  prior periods and may recur in the future as the company continues to integrate prior acquisitions and pursues any future  acquisitions. We have chosen to present non‐GAAP measures excluding the effects of these actions to investors to enable  additional analyses of past, present and future operating performance and as a supplemental means of evaluating  operations absent the effect of acquisition‐related expenses and other actions. We believe these non‐GAAP measures  provide management and investors with valuable supplemental information for analyzing the operating performance of  the company’s ongoing business during each period presented without giving effect to costs or foreign currency gains  associated with the execution and integration of any of the aforementioned actions taken.    In addition to these non‐GAAP measures, we have chosen to present EBITDA to investors because we consider it to be an  important supplemental means of evaluating operating performance. We believe that EBITDA is frequently used by  securities analysts, investors and other interested parties in the evaluation of companies in the industry, and management  uses EBITDA for planning purposes in connection with setting its capital allocation strategy. EBITDA should not, however,  be considered as a measure of discretionary cash available to invest in the growth of the business.    Non‐GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as an  alternative to, or substitute for, financial results prepared in accordance with GAAP. Further, the non‐GAAP measures  presented may be different from non‐GAAP measures with similar or identical names presented by other companies.

8     See Table 2 and Table 5 attached to our press release dated February 2, 2017 to reconcile historical quarterly and full‐year  non‐GAAP performance measures to the most directly comparable GAAP measure.    Full‐year GAAP operating profit guidance of $845 million to $895 million and GAAP EPS guidance of $1.70 to $1.82 reflects  Hanes’ expectations for net sales, operating profit, interest expense, and tax rate from continuing operations as detailed in  this FAQ document.  Full‐year Non‐GAAP adjusted operating profit guidance of $935 million to $975 million and adjusted  EPS guidance of $1.93 to $2.03 reflects the GAAP guidance adjusted by adding back the approximately $80 million to $90  million of expected pretax charges for acquisition and integration expenses to adjusted operating profit and adjusted EPS,  as well as a 2017 full‐year tax rate comparable to 2016, assuming no changes to U.S. tax law and policy.     Cautionary Statement Concerning Forward‐Looking Statements  These FAQs certain “forward‐looking statements,” as defined under U.S. federal securities laws, with respect to our  long‐term goals and trends associated with our business, as well as guidance as to future performance. In particular,  among others, statements regarding 2017 financial guidance, as well as statements about the benefits anticipated from  the Hanes Europe Innerwear, Pacific Brands and Champion Europe acquisitions, and assumptions regarding consumer  behavior, foreign exchange rates and U.S. tax law and policy are forward‐looking statements. These forward‐looking  statements are based on our current intent, beliefs, plans and expectations. Readers are cautioned not to place any  undue reliance on any forward‐looking statements. Forward‐looking statements necessarily involve risks and  uncertainties, many of which are outside of our control, that could cause actual results to differ materially from such  statements and from our historical results and experience. These risks and uncertainties include such things as: the  highly competitive and evolving nature of the industry in which we compete; any inadequacy, interruption, integration  failure or security failure with respect to our information technology; significant fluctuations in foreign exchange rates; ;  the rapidly changing retail environment; our complex multinational tax structure our ability to properly manage  strategic projects; our ability to attract and retain a senior management team with the core competencies needed to   support our growth in global markets; risks related to our international operations, including the impact to our business  as a result of the United Kingdom’s recent referendum to leave the European Union; the impact of significant  fluctuations and volatility in various input costs, such as cotton and oil‐related materials, utilities, freight and wages; our  ability to access sufficient capital at reasonable rates or commercially reasonable terms or to maintain sufficient  liquidity in the amounts and at the times needed; and other risks identified from time to time in our most recent  Securities and Exchange Commission reports, including our annual report on Form 10‐K and quarterly reports on Form  10‐Q. Since it is not possible to predict or identify all of the risks, uncertainties and other factors that may affect future  results, the above list should not be considered a complete list. Any forward‐looking statement speaks only as of the  date on which such statement is made, and we undertake no obligation to update or revise any forward‐looking  statement, whether as a result of new information, future events or otherwise, other than as required by law.